Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

WP GLIMCHER

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company’s filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

WP Glimcher Inc.

(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014

Revenue:
Minimum rent (see components on page 4)	$156,057	$120,202	$628,505	$449,100
Overage rent	5,902	4,366	14,040	9,357
Tenant reimbursements	60,888	49,665	259,720	194,826
Other (see components on page 4)	6,530	3,065	19,391	7,843
Total revenue	229,377	177,298	921,656	661,126

Expenses:
Property operating	(40,556)	(28,088)	(164,057)	(109,715)
Real estate taxes	(25,202)	(18,458)	(109,724)	(77,587)
Repairs and maintenance	(8,145)	(6,178)	(31,914)	(23,431)
Advertising and promotion	(3,721)	(2,551)	(11,701)	(8,389)
Total recoverable expenses	(77,624)	(55,275)	(317,396)	(219,122)
Depreciation and amortization	(71,824)	(55,327)	(332,469)	(197,890)
Provision for credit losses	(203)	(480)	(2,022)	(2,332)
General and administrative	(13,598)	(5,959)	(47,933)	(12,219)
Spin-off costs	-	1,024	-	(38,907)
Merger and transaction costs	(3,492)	(6,339)	(31,653)	(8,839)
Ground rent and other costs	(1,617)	(1,148)	(8,463)	(4,656)
Impairment loss	(138,120)	-	(147,979)	-
Total operating expenses	(306,478)	(123,504)	(887,915)	(483,965)

Operating (Loss) Income	(77,101)	53,794	33,741	177,161

Interest expense, net	(34,135)	(22,639)	(139,929)	(82,452)
Income and other taxes	211	(940)	(849)	(1,215)
Income (loss) of unconsolidated real estate entities, net	404	127	(1,247)	973
(Loss) gain upon acquisition of controlling interests and on sale of interests in properties	(985)	10,509	4,162	110,988

Net (loss) income	(111,606)	40,851	(104,122)	205,455
Net (loss) income attributable to noncontrolling interests	(18,140)	7,216	(18,825)	35,426
Net (loss) income attributable to the Company	(93,466)	33,635	(85,297)	170,029
Less: Preferred share dividends	(3,508)	-	(15,989)	-
Net (loss) income attributable to common shareholders	$(96,974)	$33,635	$(101,286)	$170,029

(Loss) earnings per common share, basic and diluted	$(0.53)	$0.22	$(0.55)	$1.10

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS

WP Glimcher Inc.

(Unaudited, dollars in thousands)

	December 31, 2015	December 31, 2014
Assets:
Investment properties at cost	$6,576,022	$5,251,225
Construction in progress	80,178	41,440
	6,656,200	5,292,665
Less: accumulated depreciation	2,225,750	2,113,929
	4,430,450	3,178,736

Cash and cash equivalents	116,253	108,768
Tenant receivables and accrued revenue, net (see components on page 3)	91,603	69,616
Real estate assets held-for-sale	30,000	-
Investment in and advances to unconsolidated entities, at equity	488,071	-
Deferred costs and other assets (see components on page 3)	323,107	170,883
Total assets	$5,479,484	$3,528,003

Liabilities:
Mortgage notes payable	$1,799,786	$1,435,114
Notes payable	249,940	-
Unsecured term loans	1,340,000	500,000
Revolving credit facility	278,750	413,750
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	365,604	194,014
Distributions payable	2,992	-
Cash distributions and losses in partnerships and joint ventures, at equity	15,399	15,298
Other liabilities	13,508	11,786
Total liabilities	4,065,979	2,569,962

Redeemable noncontrolling interests	6,132	-

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	-
Series I Cumulative Redeemable Preferred Stock	98,325	-
Common stock	19	16
Capital in excess of par value	1,225,926	720,921
Accumulated (deficit) earnings	(214,243)	68,114
Accumulated other comprehensive income	1,716	-
Total stockholders' equity	1,215,994	789,051
Noncontrolling interests	191,379	168,990
Total equity	1,407,373	958,041
Total liabilities, redeemable noncontrolling interests and equity	$5,479,484	$3,528,003

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL

WP Glimcher Inc.

(dollars in thousands)

	Consolidated Balances 12/31/2015	Pro-Rata Balances 12/31/2015	Total Balances 12/31/2015	Consolidated Balances 12/31/2014	Pro-Rata Balances 12/31/2014	Total Balances 12/31/2014

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$39,092	$1,580	$40,672	$35,193	$126	$35,319
Tenant receivable	14,027	2,947	16,974	8,562	15	8,577
Allowance for doubtful accounts, net	(4,513)	(627)	(5,140)	(3,389)	(16)	(3,405)
Unbilled receivables and other	42,997	10,932	53,929	29,250	16	29,266
Total	$91,603	$14,832	$106,435	$69,616	$141	$69,757

Deferred costs and other assets:
Deferred leasing and loan fees, net	$120,712	$14,955	$135,667	$83,911	$133	$84,044
In place lease intangibles, net	99,836	36,007	135,843	38,137	-	38,137
Acquired above market lease intangibles, net	47,285	22,042	69,327	17,237	-	17,237
Mortgage and other escrow deposits	38,906	5,223	44,129	22,339	233	22,572
Prepaids, notes receivable and other assets, net	16,368	886	17,254	9,259	-	9,259
Total	$323,107	$79,113	$402,220	$170,883	$366	$171,249

Accounts Payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$183,292	$19,125	$202,417	$113,799	$78	$113,877
Below market leases, net	134,315	44,158	178,473	35,808	-	35,808
Other	47,997	4,405	52,402	44,407	122	44,529
Total	$365,604	$67,688	$433,292	$194,014	$200	$194,214

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE

WP Glimcher Inc.

(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014

Components of Minimum Rents:

Base rent	$136,135	$107,041	$563,034	$410,292
Mark-to-market adjustment	4,213	280	17,862	809
Straight-line rents	753	(164)	5,228	300
Temporary tenant rents	14,956	13,045	42,381	37,699
Total Minimum Rents	$156,057	$120,202	$628,505	$449,100

Components of Other Revenue:
Sponsorship and other ancillary property income	$2,603	$1,457	$7,149	$4,035
Fee income	1,584	392	3,890	392
Lease termination income	1,004	973	4,309	1,551
Other	1,339	243	4,043	1,865
Total Other Revenue	$6,530	$3,065	$19,391	$7,843

SUPPLEMENTAL INFORMATION | 4

CALCULATION OF FUNDS FROM OPERATIONS

Including Pro-Rata Share of Unconsolidated Properties

WP Glimcher Inc.

(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Funds from Operations ("FFO"):
Net (loss) income	$(111,606)	$40,851	$(104,122)	$205,455
Less: Preferred dividends and distributions on preferred operating partnership units	(3,567)	-	(16,217)	-
Real estate depreciation and amortization, including joint venture impact	80,658	55,556	352,000	200,584
Impairment loss	138,120	-	147,979	-
Noncontrolling interest portion of depreciation and amortization	(111)	-	(225)	-
Loss (gain) upon acquisition of controlling interests and on sale of interests in properties	985	(10,509)	(4,162)	(110,988)
Net (income) loss attributable to noncontrolling interest holders in properties	(2)	-	18	-
FFO	$104,477	$85,898	$375,271	$295,051

Adjusted Funds from Operations:
FFO	$104,477	$85,898	$375,271	$295,051
Add back: Spin-off costs	-	(1,024)	-	38,907
Add back: Glimcher merger and transaction costs	3,492	6,339	31,653	8,839
Add back: Bridge loan fee amortization	-	-	10,428	-
Adjusted FFO	$107,969	$91,213	$417,352	$342,797

Weighted average common shares outstanding	220,204	188,195	218,946	187,491

FFO per diluted share	$0.47	$0.46	$1.71	$1.57
Total adjustments	$0.02	$0.02	$0.20	$0.26
Adjusted FFO per diluted share	$0.49	$0.48	$1.91	$1.83

Non-cash items included in FFO:
Non-cash stock compensation expense - excluding expenses included in the merger costs above	$2,858	$523	$10,115	$1,789
Straight-line adjustment as an increase to minimum rents (1)	$1,061	$(163)	$6,009	$301
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$637	$207	$2,201	$824
Fair value of debt amortized as a decrease to interest expense (1)	$424	$463	$14,889	$1,971
Loan fee amortization - excluding bridge loan (1)	$1,423	$1,044	$5,030	$3,028
Mark-to-market/inducement adjustment as an increase to base rents (1)	$5,765	$214	$20,580	$557
Non-real estate depreciation (1)	$1,173	$-	$4,010	$-

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES

WP Glimcher Inc.

Including Pro-Rata Share of Unconsolidated Properties

(dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2015	2014	Variance $	Variance %	2015	2014	Variance $	Variance %
Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$154,455	$152,693	$1,762	1.2%	$605,549	$600,764	$4,785	0.8%
Overage rent	6,401	6,236	165	2.6%	14,936	13,518	1,418	10.5%
Tenant reimbursements	64,193	65,265	(1,072)	-1.6%	265,721	268,355	(2,634)	-1.0%
Other	3,289	2,858	431	15.1%	9,452	8,340	1,112	13.3%
Total revenue	228,338	227,052	1,286	0.6%	895,658	890,977	4,681	0.5%

Expenses:
Recoverable	(69,375)	(67,709)	(1,666)	2.5%	(282,312)	(279,930)	(2,382)	0.9%
Property operating	(2,384)	(2,104)	(280)	13.3%	(9,348)	(8,995)	(353)	3.9%
Ground rent	(1,655)	(1,470)	(185)	12.6%	(7,240)	(6,755)	(485)	7.2%
Total operating expenses	(73,414)	(71,283)	(2,131)	3.0%	(298,900)	(295,680)	(3,220)	1.1%

Comp NOI - Excluding non core properties	$154,924	$155,769	$(845)	-0.5%	$596,758	$595,297	$1,461	0.2%

Comp NOI - Core malls*	$121,752	$122,701	$(949)	-0.8%	$465,562	$467,940	$(2,378)	-0.5%
Comp NOI - Community centers*	$33,172	$33,068	$104	0.3%	$131,196	$127,357	$3,839	3.0%

* Without the impact of real estate tax appeals in Q4 2014 , NOI growth would have been 0.4% and 2.5% at the Core Malls and Community Centers, respectively.

Reconciliation of Comp NOI to Operating (Loss) Income
Operating (loss) income	$(77,101)	$53,794	$(130,895)		$33,741	$177,161	$(143,420)

Depreciation and amortization	71,824	55,327	16,497		332,469	197,890	134,579
General and administrative	13,598	5,959	7,639		47,933	12,219	35,714
Merger and transaction costs	3,492	6,339	(2,847)		31,653	47,746	(16,093)
Impairment loss	138,120	-	138,120		147,979	-	147,979
Fee income	(1,584)	-	(1,584)		(3,890)	(160)	(3,730)
Management fee allocation	6,737	3,102	3,635		23,449	12,822	10,627
Adjustment to include Glimcher NOI from prior to merger (2)	-	27,208	(27,208)		7,843	119,772	(111,929)
Pro-rata share of unconsolidated joint ventures on comp NOI	12,549	11,848	701		29,178	39,846	(10,668)
Non-comparable properties (1)	43	374	(331)		(394)	20,512	(20,906)
NOI from sold properties	27	18	9		(1,074)	(1,278)	204
Termination income and outparcel sales	(1,633)	(990)	(643)		(5,685)	(2,381)	(3,304)
Straight-line rents	(753)	164	(917)		(5,362)	(300)	(5,062)
Ground lease adjustments for straight-line and fair market value	96	430	(334)		1,301	1,047	254
Fair value adjustments to base rents	(4,213)	(280)	(3,933)		(18,044)	(809)	(17,235)
Less: non-core properties (3)	(6,278)	(7,524)	1,246		(24,339)	(28,790)	4,451

Comparable NOI - core portfolio	$154,924	$155,769	$(845)		$596,758	$595,297	$1,461
Comparable NOI percentage change - core portfolio			-0.5%				0.2%

Comparable NOI - total portfolio (including non-core)	$161,202	$163,293	$(2,091)		$621,097	$624,087	$(2,990)
Comparable NOI percentage change - total portfolio			-1.3%				-0.5%

(1) NOI excluded from comparable NOI relates to properties not owned and operating in all periods reported. The assets acquired as part of the Glimcher merger are included in Comp NOI; as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from seven non-core malls was excluded from Comp NOI for the company's core properties.

SUPPLEMENTAL INFORMATION | 6

STATEMENTS OF OPERATIONS

INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES

WP Glimcher Inc.

(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2015			Twelve Months Ended December 31, 2015
	As Reported	WPG's Share of Unconsolidated Entities	Total	As Reported	WPG's Share of Unconsolidated Entities	Total

Revenue:
Minimum rent	$156,057	$14,715	$170,772	$628,505	$32,801	$661,306
Overage rent	5,902	980	6,882	14,040	1,708	15,748
Tenant reimbursements	60,888	6,145	67,033	259,720	14,251	273,971
Other	6,530	529	7,059	19,391	897	20,288
Total revenue	229,377	22,369	251,746	921,656	49,657	971,313

Expenses:
Property operating	(40,556)	(4,218)	(44,774)	(164,057)	(9,657)	(173,714)
Real estate taxes	(25,202)	(1,956)	(27,158)	(109,724)	(4,442)	(114,166)
Repairs and maintenance	(8,145)	(845)	(8,990)	(31,914)	(2,093)	(34,007)
Advertising and promotion	(3,721)	(472)	(4,193)	(11,701)	(828)	(12,529)
Total recoverable expenses	(77,624)	(7,491)	(85,115)	(317,396)	(17,020)	(334,416)
Depreciation and amortization	(71,824)	(9,484)	(81,308)	(332,469)	(22,734)	(355,203)
Provision for credit losses	(203)	(199)	(402)	(2,022)	(433)	(2,455)
General and administrative	(13,598)	15	(13,583)	(47,933)	7	(47,926)
Merger and transaction costs	(3,492)	-	(3,492)	(31,653)	-	(31,653)
Ground rent and other costs	(1,617)	(1,165)	(2,782)	(8,463)	(2,381)	(10,844)
Impairment loss	(138,120)	-	(138,120)	(147,979)	-	(147,979)
Total operating expenses	(306,478)	(18,324)	(324,802)	(887,915)	(42,561)	(930,476)

Operating (Loss) Income	(77,101)	4,045	(73,056)	33,741	7,096	40,837

Interest expense, net	(34,135)	(3,505)	(37,640)	(139,929)	(8,100)	(148,029)
Income and other taxes	211	(136)	75	(849)	(243)	(1,092)
Income (loss) of unconsolidated real estate entities, net	404	(404)	-	(1,247)	1,247	-
(Loss) gain on sale of interests in properties	(985)	-	(985)	4,162	-	4,162

Net loss	(111,606)	-	(111,606)	(104,122)	-	(104,122)
Net loss attributable to noncontrolling interests	(18,140)	-	(18,140)	(18,825)	-	(18,825)
Net loss attributable to the Company	(93,466)	-	(93,466)	(85,297)	-	(85,297)
Less: Preferred share dividends	(3,508)	-	(3,508)	(15,989)	-	(15,989)
Net loss attributable to common shareholders	$(96,974)	$-	$(96,974)	$(101,286)	$-	$(101,286)

SUPPLEMENTAL INFORMATION | 7

BALANCE SHEET

INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES

WP Glimcher Inc.

(Unaudited, dollars in thousands)

	December 31, 2015 As Reported	WPG's Share of Unconsolidated Entities	December 31, 2015 Total Share
Assets:
Investment properties at cost	$6,576,022	$865,611	$7,441,633
Construction in progress	80,178	28,320	108,498
	6,656,200	893,931	7,550,131
Less: accumulated depreciation	2,225,750	46,273	2,272,023
	4,430,450	847,152	5,277,602

Cash and cash equivalents	116,253	12,954	129,207
Tenant receivables and accrued revenue, net (see components on page 3)	91,603	14,832	106,435
Real estate assets held-for-sale	30,000	-	30,000
Investment in and advances to unconsolidated entities, at equity	488,071	-	488,071
Deferred costs and other assets (see components on page 3)	323,107	79,113	402,220
Total assets	$5,479,484	$954,557	$6,434,041

Liabilities:
Mortgage notes payable	$1,799,786	$425,560	$2,225,346
Notes payable	249,940	-	249,940
Unsecured term loans	1,340,000	-	1,340,000
Revolving credit facility	278,750	-	278,750
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	365,604	67,688	433,292
Distributions payable	2,992	-	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,399	-	15,399
Other liabilities	13,508	82	13,590
Total liabilities	4,065,979	493,330	4,559,309

Redeemable noncontrolling interests	6,132	-	6,132

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	-	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	-	98,325
Common stock	19	-	19
Capital in excess of par value	1,225,926	461,227	1,687,153
Accumulated (deficit) earnings	(214,243)	-	(214,243)
Accumulated other comprehensive income	1,716	-	1,716
Total stockholders' equity	1,215,994	461,227	1,667,221
Noncontrolling interests	191,379	-	191,379
Total equity	1,407,373	461,227	1,868,600
Total liabilities, redeemable noncontrolling interests and equity	$5,479,484	$954,557	$6,434,041

SUPPLEMENTAL INFORMATION | 8

SUMMARY OF DEBT

WP Glimcher Inc.

(dollars in thousands)

	Total Debt as of 12/31/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2015	Total Debt as of 12/31/2014	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2014	Schedule of Maturities by Year	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of debt (1):
Mortgage debt
Fixed	$1,596,003	$1,596,003	$1,431,516	$1,431,516	2016	$346,595	6.5%			$346,595	6.5%
Variable	186,100	186,100	-	-	2017	202,205	4.2%			202,205	4.2%
Fair value debt adjustments	17,683	17,683	3,598	3,598	2018	22,338	5.6%			22,338	5.6%
Total mortgage debt	1,799,786	1,799,786	1,435,114	1,435,114	2019	154,054	6.1%	$778,750	1.8%	932,804	2.5%
					2020	199,426	4.2%	749,940	3.0%	949,366	3.2%
Unsecured debt					2021	359,233	4.9%			359,233	4.9%
Credit facility	278,750	278,750	413,750	413,750	2022	137,604	4.4%			137,604	4.4%
Term loans	1,340,000	1,340,000	500,000	500,000	2023	21,470	5.0%	340,000	3.5%	361,470	3.6%
Bonds payable	249,940	249,940	-	-	2024	361,314	4.7%			361,314	4.7%
Total unsecured debt	1,868,690	1,868,690	913,750	913,750	> 10 Years	394,358	3.8%			394,358	3.8%
					Fair value debt adjustments	26,749				26,749
Total consolidated debt	$3,668,476	$3,668,476	$2,348,864	$2,348,864	Total debt	$2,225,346	4.9%	$1,868,690	2.6%	$4,094,036	3.8%

Unconsolidated debt:
Mortgage loans payable	$893,303	$416,494	$57,346	$6,314
Fair value debt adjustments	17,776	9,066	-	-	(1) Includes pro-rata share of unconsolidated debt
Total unconsolidated debt	$911,079	$425,560	$57,346	$6,314

Total debt:	$4,579,555	$4,094,036	$2,406,210	$2,355,178

	% of Total Debt as of 12/31/15	Our Share of Total Debt as of 12/31/15	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	74%	$2,703,626	4.5%	4.8
Variable	26%	964,850	1.9%	3.3
Total Consolidated	100%	$3,668,476	3.8%	4.4

Unconsolidated debt
Fixed	100%	$425,560	4.1%	9.1
Variable	0%	-
Total Unconsolidated	100%	$425,560	4.1%	9.1

Total debt
Fixed	76%	$3,129,186	4.4%	5.4
Variable	24%	964,850	1.9%	3.3
Total debt	100%	$4,094,036	3.8%	4.9

SUPPLEMENTAL INFORMATION | 9

EBITDA AND KEY BALANCE SHEET METRICS

WP Glimcher Inc.

(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Calculation of EBITDA:
Net (loss) income	$(111,606)	$40,851	$(104,122)	$205,455
Interest expense, net	34,135	22,639	139,929	82,452
Income and other taxes	(211)	940	849	1,215
Depreciation and amortization	71,824	55,327	332,469	197,890
Impairment loss	138,120	-	147,979	-
EBITDA	132,262	119,757	517,104	487,012
Adjustments related to pro-rata share of unconsolidated entities, net	13,125	328	31,077	3,920
Merger and transaction costs	3,492	6,339	31,653	8,839
Spin-off costs	-	(1,024)	-	38,907
Loss (gain) upon acquisition of controlling interests and on sale of interests in properties	985	(10,509)	(4,162)	(110,988)
Adjusted EBITDA	$149,864	$114,891	$575,672	$427,690

	As of December 31, 2015 Ratio
Key Balance Sheet Metrics:
Total indebtedness to Total assets	47.9%
Secured indebtedness to Total assets	23.4%
Consolidated EBITDA / Annual service charge	3.50	x
Total unencumbered assets / Total unsecured indebtedness	241%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 10

KEY GUIDANCE ASSUMPTIONS

WP Glimcher Inc.

2016 Guidance

Year 2016 Guidance
Earnings Expectations:
FFO per share - diluted (1)	$1.76 to $1.82
FFO per share - diluted - first quarter	$0.41 to $0.43

Underlying Assumptions to 2016 Guidance (1):
Comparable NOI growth (2) (pro-rata) for core properties- fiscal year 2016	1.5% to 2.0%
Comparable NOI growth (2) (pro-rata) for core properties- Q1 2016	1.0% to 1.5%
General and administrative expenses (including property allocated overhead)	$63-$65 million
Fair value of debt amortized as a decrease to interest expense (3)	~$7 million
Mark-to-market adjustment as an increase to base rents (3)	~$12 million
Acquisitions	None
Assumed property sales	2 to 3
Assumed lender transitions	3 to 4
Redevelopment spend (3)	$150 to $200 million

(1) Guidance excludes gain from debt extinguishment
(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 11

OPERATING METRICS

WP Glimcher Inc.

As of December 31, 2015

PORTFOLIO SUMMARY

	Property	Leased Occupancy %		Mall Sales Per Square Foot for 12 Months Ended		Mall Occupancy Cost %		% of Total Comp NOI for 12 Months	Debt Balance WPG Share
	Count	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	Ended 12/31/15	(in thousands)	Debt Yield

Community Centers	52	96.0%	95.4%					21.1%	$220,036	19.8%

Tier 1 Malls	36	93.9%	94.3%	$401	$379	12.3%	12.3%	51.3%	$1,142,960	12.8%
Tier 2 Malls-Encumbered	16	87.0%	88.2%	$307	$294	13.4%	13.6%	14.9%	$826,364	10.9%
Tier 2 Malls-Unencumbered	10	91.5%	93.8%	$307	$292	13.4%	13.9%	8.8%	-	-
Core Malls Subtotal	62	91.8%	92.8%	$365	$346	12.7%	12.7%	75.0%	$1,969,324	12.0%

Total Core Properties	114	93.4%	93.8%					96.1%	$2,189,360	12.8%

MALL TIERS

TIER 1	TIER 2-ENCUMBERED	TIER 2-UNENCUMBERED	NON-CORE¹
Arbor Hills	Anderson Mall	Boynton Beach Mall	Gulf View Square
Arboretum, The	Charlottesville Fashion Square	Chautauqua Mall	Knoxville Center
Ashland Town Center	Chesapeake Square	Colonial Park Mall	Richmond Town Square
Bowie Town Center	Lincolnwood Town Center	Indian Mound Mall	River Oaks Center
Brunswick Square	Merritt Square Mall	Irving Mall	Virginia Center Commons
Clay Terrace	Mesa Mall	Maplewood Mall
Cottonwood Mall	Muncie Mall	New Towne Mall	SOLD NON-CORE [2]
Dayton Mall	Oak Court Mall	Northwoods Mall	Forest Mall
Edison Mall	Port Charlotte Town Center	Rolling Oaks Mall	Northlake Mall
Grand Central Mall	River Valley Mall	Sunland Park Mall
Great Lakes Mall	Rushmore Mall
Jefferson Valley Mall	Seminole Towne Center
Lima Mall	Southern Hills Mall
Lindale Mall	Towne West Square
Longview Mall	Valle Vista Mall
Malibu Lumber Yard	West Ridge Mall
Mall at Fairfield Commons, The
Mall at Johnson City, The
Markland Mall
Melbourne Square
Morgantown Mall
Northtown Mall
Oklahoma City Properties
Orange Park Mall
Paddock Mall
Pearlridge Center
Polaris Fashion Place
Scottsdale Quarter
Southern Park Mall
The Outlet Collection | Seattle
Town Center at Aurora
Town Center Crossing & Plaza
Waterford Lakes Town Center
Weberstown Mall
Westminster Mall
WestShore Plaza

Note: Properties acquired from Glimcher in January 2015 are included in each period reported.

¹Non-core assets represent 3.9% of total comp NOI as of 12/31/15. Mall sales, occupancy percent and occupancy cost at 12/31/15 including non-core is $355, 92.6% and 12.7%, respectively.

2 Property sold on January 29, 2016.

SUPPLEMENTAL INFORMATION | 12

LEASING RESULTS

WP Glimcher Inc.

Year-to-date through December 31, 2015

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF

	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal

Core Malls	816	632,156	1,963,469	2,595,625	$23.46	$27.65	$26.58	7.0	4.0	4.7	$27,808	$15,586	$43.99	$7.94
Community Centers	190	288,058	369,172	657,230	$18.62	$21.75	$20.35	7.1	4.1	5.3	$6,406	$588	$22.24	$1.59
SubTotal	1,006	920,214	2,332,641	3,252,855	$21.89	$26.65	$25.24	7.1	4.0	4.8	$34,214	$16,174	$37.18	$6.93

Non-Core Properties	95	88,588	193,071	281,659	$15.81	$20.33	$19.31	4.3	2.1	2.7	$200	$-	$2.26	$-

Total	1,101	1,008,802	2,525,712	3,534,514	$21.60	$26.22	$24.86	6.8	3.8	4.6	$34,414	$16,174	$34.11	$6.40

	Base Minimum Rent PSF As of December 31,
	2015	2014
Core Malls	$27.18	$26.75
Community Centers	$13.07	$12.72
Total Core Properties	$21.63	$21.33

Total Portfolio (includes non-core properties)	$21.44	$21.19

Note: The leasing results exclude mall anchor leases and office leases.

SUPPLEMENTAL INFORMATION | 13

RELEASING SPREADS

WP Glimcher Inc.

For the trailing 12 months ended December 31, 2015

				Re-leasing Spread
	Square Footage of Openings	New Rate PSF	Prior Rate PSF	$	%

Community Centers:

New	111,460	$21.08	$17.60	$3.48	19.8%
Renewal	256,488	$23.40	$19.61	$3.79	19.3%
All Deals	367,948	$22.70	$19.02	$3.68	19.3%

Core Malls:

New	235,829	$31.38	$37.21	$(5.83)	-15.7%
Renewal	1,252,361	$36.03	$35.51	$0.52	1.5%
All Deals	1,488,190	$35.29	$35.79	$(0.50)	-1.4%

Total Core Portfolio:

New	347,289	$28.07	$30.89	$(2.82)	-9.1%
Renewal	1,508,849	$33.88	$32.61	$1.27	3.9%
All Deals	1,856,138	$32.79	$32.28	$0.51	1.6%

Note: The Company's seven non-core malls are excluded from these metrics. Spread including the non-core assets was 0.4%.

SUPPLEMENTAL INFORMATION | 14

TOP 10 TENANTS

WP Glimcher Inc.

As of December 31, 2015

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	180	237,130	0.3%	3.1%
L Brands, Inc.	140	669,670	1.0%	2.6%
Foot Locker, Inc.	123	506,795	0.7%	2.1%
Ascena Retail Group Inc.	134	682,877	1.0%	1.8%
Genesco Inc.	133	219,241	0.3%	1.3%
Luxottica Group	102	275,184	0.4%	1.3%
American Eagle Outfitters, Inc.	53	297,857	0.4%	1.2%
The Gap, Inc.	42	486,366	0.7%	1.2%
The Finish Line, Inc.	53	297,298	0.4%	1.2%
Regal Entertainment Group	9	496,781	0.7%	0.8%

Anchor Stores (Ranked by Total GLA)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Sears Holding Corporation (including Kmart)	58	8,142,284	11.8%	1.0%
JCPenney Company, Inc.	48	6,107,076	8.9%	1.3%
Macy's, Inc.	36	6,027,126	8.8%	0.5%
Dillard's, Inc.	28	3,902,495	5.7%	0.1%
The Bon-Ton Stores, Inc.	19	1,856,405	2.7%	0.9%
Target Corporation	12	1,625,339	2.4%	0.0%
Kohl's Corporation	15	1,277,064	1.9%	0.8%
Belk, Inc.	13	1,070,585	1.6%	0.3%
Dick's Sporting Goods, Inc.	16	974,803	1.4%	1.6%
Burlington Stores, Inc.	10	814,577	1.2%	0.8%

SUPPLEMENTAL INFORMATION | 15

LEASE EXPIRATIONS (1)

WP Glimcher Inc.

As of December 31, 2015

In-line Stores and Freestanding
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues (2)
Year
Month To Month Leases	231	450,316	$28.85	1.9%
2016	838	2,439,389	$25.70	9.1%
2017	972	3,133,402	$25.43	11.5%
2018	801	2,375,349	$27.37	9.4%
2019	595	2,064,185	$26.81	8.0%
2020	528	1,971,380	$25.87	7.4%
2021	304	1,441,031	$23.05	4.8%
2022	263	1,117,051	$25.88	4.2%
2023	299	1,409,317	$24.61	5.0%
2024	235	923,916	$27.56	3.7%
2025	216	979,819	$26.11	3.7%
2026 and Thereafter	118	742,665	$23.69	2.5%
Specialty Leasing Agreements w/ terms in excess of 11 months	941	2,137,996	$13.93	4.3%

Anchors
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues (2)
Year
Month To Month Leases	-	-	$0.00	0.0%
2016	18	714,578	$7.50	0.8%
2017	33	2,347,617	$4.79	1.6%
2018	46	2,612,262	$7.19	2.7%
2019	34	2,167,505	$6.07	1.9%
2020	59	3,052,701	$7.43	3.3%
2021	48	3,269,708	$6.82	3.2%
2022	19	1,088,482	$7.01	1.1%
2023	26	1,293,321	$8.58	1.6%
2024	16	851,919	$7.49	0.9%
2025	14	696,671	$14.21	1.4%
2026 and Thereafter	44	4,823,839	$8.46	5.9%

(1) Does not consider the impact of renewal options that may be contained in leases.

(2) Gross annual rental revenues represents 2015 consolidated and joint venture combined base rental revenue for the porfolio.

SUPPLEMENTAL INFORMATION | 16

CAPITAL EXPENDITURES

WP Glimcher Inc.

(dollars in thousands)

	Three Months Ended December 31, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2014

New Developments	$337	$-	$337	$80	$-	$80
Redevelopments, Renovations, and Expansions	$20,456	$7,809	$28,265	$15,989	$-	$15,989
Deferred Leasing Costs	$5,011	$91	$5,102	$4,053	$25	$4,078

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$7,458	$594	$8,052	$9,803	$32	$9,835
Operational capital expenditures	14,054	578	14,632	17,643	-	17,643
Total Property Capital Expenditures	$21,512	$1,172	$22,684	$27,446	$32	$27,478

	Twelve Months Ended December 31, 2015	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2014

New Developments	$2,865	$-	$2,865	$1,087	$-	$1,087
Redevelopments, Renovations, and Expansions	$84,083	$15,723	$99,806	$68,727	$-	$68,727
Deferred Leasing Costs	$16,666	$578	$17,244	$16,050	$117	$16,167

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$35,939	$1,819	$37,758	$56,092	$531	$56,623
Operational capital expenditures	30,637	815	31,452	34,303	80	34,383
Total Property Capital Expenditures	$66,576	$2,634	$69,210	$90,395	$611	$91,006

Note: Properties acquired from Glimcher in January 2015 are included in all periods presented.

SUPPLEMENTAL INFORMATION | 17

REDEVELOPMENT PROJECTS

WP Glimcher Inc.

As of December 31, 2015

(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more

Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	Estimated Completion (1)

Arboretum, The	Austin	TX	Exterior renovation and pedestrian walkway	100%	$4,000 - $5,000	7% - 8%	2016 1Q

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	2016/2017

Gateway Center	Austin	TX	New Saks Fifth Avenue OFF 5TH	100%	$7,000 - $9,000	8% - 9%	2016 1Q

Jefferson Valley Mall	Yorktown Hts	NY	New Dick's Sporting Goods and interior/exterior renovation	100%	$32,000 - $36,000	7% - 8%	2016 4Q

Lincoln Crossing	O'Fallon	IL	Academy Sports expansion	100%	$6,000 - $8,000	9% - 11%	2017 2Q

Lindale Mall	Cedar Rapids	IA	New national retailers	100%	$3,000 - $5,000	9% - 11%	2016 4Q

Longview Mall	Longview	TX	New Dick's Sporting Goods, H&M and interior/exterior renovation	100%	$14,000 - $16,000	8% - 10%	2016 4Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with national retailer	100%	$6,000 - $7,000	7% - 8%	2016 4Q

Scottsdale Quarter - Phase III	Scottsdale	AZ	New ground-level retail in existing residential building; New retail and office tenants in new mixed-use building	51%	$53,800 - $63,800	7% - 8%	2016 4Q

Town Center Plaza	Leawood	KS	New building with Restoration Hardware	51%	$18,000 - $22,000	7% - 8%	2016 3Q

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and additional restaurant	100%	$6,000 - $7,000	11% - 13%	2016 4Q

(1)

Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2)	The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION

WP Glimcher Inc.

As of December 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	671,074	315,885	355,189	12/01/22	4.61%	Fixed	$19,446	$19,446
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,499	$23,620
Arboretum, The	TX	Austin	100%	194,956	194,956	0
Ashland Town Center	KY	Ashland	100%	435,282	331,892	103,390	07/06/21	4.90%	Fixed	$39,184	$39,184
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,255	276,957	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,240	590,688	511,552
Brunswick Square	NJ	East Brunswick (New York)	100%	760,618	289,323	471,295	03/01/24	4.80%	Fixed	$74,912	$74,912
Charlottesville Fashion Square	VA	Charlottesville	100%	576,707	353,004	223,703	04/01/24	4.54%	Fixed	$48,638	$48,638
Chautauqua Mall	NY	Lakewood	100%	427,600	422,624	4,976
Chesapeake Square	VA	Chesapeake (VA Beach)	100%	760,597	561,088	199,509	02/01/17	5.84%	Fixed	$62,605	$62,605
Clay Terrace	IN	Carmel (Indianapolis)	100%	575,877	557,001	18,876
Colonial Park Mall	PA	Harrisburg	100%	739,066	371,620	367,446
Cottonwood Mall	NM	Albuquerque	100%	1,051,450	409,873	641,577	04/06/24	4.82%	Fixed	$102,417	$102,417
Dayton Mall	OH	Dayton	100%	1,443,929	785,648	658,281	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,080	572,788	482,292
Forest Mall (3) (4)	WI	Fond Du Lac	100%	500,899	249,569	251,330
Grand Central Mall	WV	Parkersburg	100%	848,366	742,543	105,823	07/06/20	6.05%	Fixed	$41,850	$41,850
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,851	580,718	707,133
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	756,088	401,442	354,646
Indian Mound Mall	OH	Newark	100%	556,817	464,156	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,053,599	490,055	563,544
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	543,938	378,246	165,692
Knoxville Center (3)	TN	Knoxville	100%	960,809	506,197	454,612
Lima Mall	OH	Lima	100%	743,186	543,364	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	423,080	423,080	0	04/01/21	4.26%	Fixed	$51,478	$51,478
Lindale Mall	IA	Cedar Rapids	100%	713,131	462,378	250,753
Longview Mall	TX	Longview	100%	642,629	194,412	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,013,634	864,222	149,412
Mall at Johnson City, The	TN	Johnson City	51%	571,852	496,444	75,408	05/06/20	6.77%	Fixed	$51,537	$26,284
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	908,001	325,522	582,479
Markland Mall	IN	Kokomo	100%	418,019	414,539	3,480
Melbourne Square	FL	Melbourne	100%	724,748	420,838	303,910
Merritt Square Mall	FL	Merritt Island	100%	811,410	475,737	335,673	09/01/15	10.35%	Fixed	$52,914	$52,914
Mesa Mall	CO	Grand Junction	100%	873,831	431,127	442,704	06/01/16	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	555,148	555,148	0
Muncie Mall	IN	Muncie	100%	636,565	386,765	249,800	04/01/21	4.19%	Fixed	$35,924	$35,924
New Towne Mall	OH	New Philadelphia	100%	509,536	509,536	0
Northlake Mall (3) (4)	GA	Atlanta	100%	962,949	576,549	386,400
Northtown Mall	MN	Blaine	100%	606,210	606,210	0
Northwoods Mall	IL	Peoria	100%	691,392	218,423	472,969
Oak Court Mall	TN	Memphis	100%	849,068	363,251	485,817	04/01/21	4.76%	Fixed	$39,005	$39,005
Oklahoma City Properties	OK	Oklahoma City	99%	288,088	288,088	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,405	556,225	403,180
Paddock Mall	FL	Ocala	100%	549,857	319,300	230,557
Pearlridge Center	HI	Aiea	51%	1,139,963	1,139,963	0	06/01/25	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,184	818,965	752,219	03/01/25	3.90%	Fixed	$225,000	$114,750
Port Charlotte Town Center	FL	Port Charlotte	100%	764,673	480,464	284,209	11/01/20	5.30%	Fixed	$44,792	$44,792

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION

WP Glimcher Inc.

As of December 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,763	541,812	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,192,571	688,312	504,259
River Valley Mall	OH	Lancaster	100%	521,578	521,578	0	01/11/16	5.65%	Fixed	$44,931	$44,931
Rolling Oaks Mall	TX	San Antonio	100%	882,347	286,039	596,308
Rushmore Mall	SD	Rapid City	100%	829,230	752,754	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	596,487	596,487	0	06/01/25	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	25%	1,103,520	590,230	513,290	05/06/21	5.97%	Fixed	$56,491	$13,993
Southern Hills Mall	IA	Sioux City	100%	795,074	551,127	243,947	06/01/16	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,204,485	1,008,921	195,564
Sunland Park Mall	TX	El Paso	100%	922,167	327,230	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	929,635	929,635	0	01/14/20	1.92%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,082,833	342,892	739,941	04/01/21	4.19%	Fixed	$55,000	$55,000
Town Center Crossing & Plaza	KS	Leawood	51%	621,316	500,083	121,233	02/01/27	4.25%	Fixed	$35,934	$18,326
							02/01/27	5.00%	Fixed	$72,320	$36,883
Towne West Square	KS	Wichita	100%	936,978	440,445	496,533	06/01/21	5.61%	Fixed	$47,798	$47,798
Valle Vista Mall	TX	Harlingen	100%	650,504	492,104	158,400	05/10/17	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	785,079	444,171	340,908
Waterford Lakes Town Center	FL	Orlando	100%	966,090	691,590	274,500
Weberstown Mall	CA	Stockton	100%	856,827	283,503	573,324	06/08/16	5.90%	Fixed	$60,000	$60,000
West Ridge Mall	KS	Topeka	100%	995,637	391,526	604,111	03/06/24	4.84%	Fixed	$42,090	$42,090
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,203,441	430,750	772,691	04/01/24	4.65%	Fixed	$82,734	$82,734
WestShore Plaza	FL	Tampa	100%	1,076,507	848,045	228,462	10/01/17	2.80%	Variable	$99,600	$99,600
Malls Total				54,091,600	33,494,931	20,596,669				$2,393,349	$1,969,324

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,640	385,095	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,470	$5,470
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	230,683	216,870	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,838	414,542	20,296	10/10/19	7.50%	Fixed	$16,970	$16,970
Gaitway Plaza	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,339	403,336	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square (5)	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	01/01/18	4.43%	Fixed	$12,591	$12,591
Keystone Shoppes	IN	Indianapolis	100%	29,125	29,125	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	387,240	356,803	30,437	10/10/19	7.50%	Fixed	$15,898	$15,898
Lima Center	OH	Lima	100%	233,878	173,878	60,000

SUPPLEMENTAL INFORMATION | 20

PROPERTY INFORMATION

WP Glimcher Inc.

As of December 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	243,326	37,861	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$23,658	$23,658
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,336	180,936	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	172,617	172,617	0	10/10/19	7.50%	Fixed	$6,609	$6,609
North Ridge Shopping Center	NC	Raleigh	100%	169,678	164,278	5,400	12/01/22	3.41%	Fixed	$12,500	$12,500
Northwood Plaza	IN	Fort Wayne	100%	208,076	79,877	128,199
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	08/01/21	5.49%	Fixed	$36,077	$36,077
Plaza at Buckland Hills, The	CT	Manchester	100%	321,885	210,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,098	40,187	475,911
Rockaway Commons	NJ	Rockaway (New York)	100%	238,270	229,162	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,408	73,132	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$40,774	$40,774
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,597	330,047	61,550
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,547	290,008	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	254,464	99,971	154,493	03/06/24	4.84%	Fixed	$10,523	$10,523
West Town Corners	FL	Altamonte Springs (Orlando)	100%	385,403	236,785	148,618
Westland Park Plaza	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	394,652	237,760	156,892	10/10/19	7.50%	Fixed	$13,219	$13,219
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/01/18	7.00%	Fixed	$9,747	$9,747
Wolf Ranch	TX	Georgetown (Austin)	100%	627,284	415,098	212,186
Community Centers Total				14,661,612	9,973,203	4,688,409				$220,036	$220,036

Total				68,753,212	43,468,134	25,285,078				$2,613,385	$2,189,360

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property.
(4) Non-core properties sold on January 29, 2016.
(5) The interest rate changes to 3.17% effective January 1, 2016.

SUPPLEMENTAL INFORMATION | 21

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA

Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operations (FFO)

Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)

Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy

Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, office and mall outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.
- Re-leasing spread

Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For Malls, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line mall stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 22